Exhibit 10.18

                         ASSIGNMENT AND PLEDGE AGREEMENT

      THIS ASSIGNMENT AND PLEDGE AGREEMENT (hereinafter referred to as the "Agreement"), is dated as of the 31st day of October, 2003 by and between MIKRON INFRARED, INC. (hereinafter referred to as the "Pledgor") in favor of FLEET NATIONAL BANK (hereinafter referred to as the "Pledgee").

                                   WITNESSETH:

      WHEREAS, the Pledgor is indebted to the Pledgee in the aggregate principal amount of up to Four Million and 00/100 ($4,000,000.00) Dollars (hereinafter referred to as the "Facility"), pursuant to a certain Credit Agreement, dated as of November 21, 2002, executed by and between the Pledgor and the Pledgee; and

      WHEREAS, the Pledgor and the Pledgee have agreed to amend certain terms and conditions of the Credit Agreement, pursuant to that certain First Amendment to Credit Agreement, dated as of October 31, 2003; provided, inter alia, the Pledgor execute this Agreement (hereinafter the Credit Agreement, as same has been and may be amended from time to time shall be collectively referred to as the "Credit Agreement"); and

      WHEREAS, the Pledgor has agreed to execute this Agreement.

      NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove) heretofore, now or hereafter made to or for the benefit of the Pledgor by the Pledgee in connection with the transactions contemplated by the Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. As used in this Agreement, the following words and terms shall have the following meanings, unless the context otherwise requires and all such other terms capitalized herein and not defined herein shall have the meanings assigned and ascribed to such terms as set forth in the Credit
Agreement:

      (i) "Agreement" shall have the meaning assigned and ascribed to such term as set forth in the Preamble of this Agreement.

      (ii) "Collateral" shall mean, collectively, the MMA Account and the Derived Rights.


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      (iii) "Derived Rights" shall mean any and all right, title, claim, benefit and interest of the Pledgor in the MMA Account, both now and in the future, including, without limitation, all monies, drafts and other legal tender constituting the MMA Account, any and all Proceeds of any of the foregoing and all accretions thereof.

      (iv) "MMA Account" shall mean that certain money market account, no. 9421082594, opened and owned by the Pledgor as collateral security for the Facility and any and all Proceeds of any of the foregoing and all accretions thereof.

      (v) "Pledgee" shall have the meaning assigned and ascribed to such term as set forth in the first Recital Preamble of this Agreement.

      (vi) "Pledgor" shall have the meaning assigned and ascribed to such term as set forth in the Preamble of this Agreement.

      2. Agreement to Deliver. The Pledgor hereby covenants and agrees with the Pledgee to deposit with or transfer to or to cause to be deposited with or to be transferred to the Pledgee, or such nominee or nominees as the Pledgee may direct in writing, the MMA Account.

      3. Grant of Security Interest. The Pledgor hereby covenants and agrees to deposit with or transfer to or to cause to be deposited with or to be transferred to the Pledgee, or such nominee or nominees as the Pledgee may direct in writing, the Collateral, as follows:

      (i) as and by way of a grant, assignment, mortgage, pledge, hypothecation, charge and security interest, the MMA Account; and

      (ii) as and by way of an absolute assignment and security interest, all of the Derived Rights.

      4. Attachment of Security Interest. The pledge, hypothecation, charge, assignment and security interest created by this Agreement shall attach at the later of when this Agreement is executed and when the Pledgor has rights in the Collateral and thereafter the assignment of the Derived Rights shall be an absolute assignment and security interest. After the delivery of the MMA Account, the pledge, grant, assignment and hypothecation of the MMA Account, shall be a fixed and specific pledge and security interest.

      5. Use of Collateral. (i) So long as no Event of Default shall have occurred, the Pledgor shall have the privilege under a revocable license to receive, use and have the benefit of the Collateral, including, without limitation, the right to receive all payments of interest paid by the Bank thereon. Upon the occurrence of an Event of Default, such license, granted to the Pledgor pursuant to the terms and conditions set forth herein, shall be immediately revoked without further demand or notice from the Pledgee, and the Pledgee shall thereupon be empowered to enter upon and take possession of the Collateral as more fully set forth herein.

      (ii) Notwithstanding any provision of this Agreement to the contrary, it is hereby acknowledged and agreed by the parties hereto and without in any way affecting the security


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interest granted herein, that the Pledgor, upon prior express written notice to the Pledgee, shall be permitted to make any substitutions, withdrawals and/or replacements of the Collateral throughout the term of the Facility, provided, however, any such substitutions, withdrawals and/or replacements of the Collateral may not cause an Event of Default. The Pledgor covenants and agrees that in connection with such prior express written notice to the Pledgee of any substitutions, withdrawals and/or replacements of the Collateral, such notice shall describe the action to be taken with respect to the Collateral and include a certification by a Responsible Officer of the Pledgor that such action shall not cause a Default or Event of Default under the Loan Documents.

      6. Representations and Warranties of Pledgor. The Pledgor hereby represents and warrants to the Pledgee as follows and acknowledges that the Pledgee is relying on such representations and warranties in accepting the grant of a security interest in the Collateral as security for the Obligations, which representations and warranties shall survive the execution and delivery of this Agreement and the delivery of the MMA Account:

      (i) The Pledgor is a corporation duly validly existing and in good standing under the law of the State of New Jersey and has the corporate power and authority to own its property and to carry on its business as presently carried on or proposed to be carried on and is duly qualified and authorized to carry on business wherever the nature of its properties or activities require such qualification and authorization.

      (ii) The Pledgor is the registered and beneficial owner of the MMA Account, and the MMA Account is free and clear of any charge, lien, pledge, hypothecation, restriction, security interest or encumbrance of any kind whatsoever. The Pledgor has the full right, power and authority to pledge, grant a security interest in and deliver the Collateral.

      (iii) No person has any agreement or option or any right or privilege capable of becoming an agreement or option to acquire any right or interest in any of the Collateral.

      (iv) The Pledgor will be the legal and beneficial owner of the Derived Rights, and the Derived Rights shall remain free and clear of all liens, charges, pledges, encumbrances, claims, counterclaims, set-offs and contra-accounts whatsoever.

      (v) The Pledgor has the exclusive right and power to enter into this Agreement and to pledge, hypothecate, assign, deliver, and grant a security interest in and to otherwise deal with the Collateral and all necessary consents, instruments, approvals and resolutions have been obtained or passed in order for the Pledgor to deliver the MMA Account and to assign the Derived Rights to the Pledgee for and on behalf of the Pledgee, for the Collateral to be transferred to the Pledgee and for the Pledgee to realize on the Collateral.

      (vi) The Collateral and the right and power to pledge, hypothecate, sell, transfer, assign, deliver and otherwise deal with the same are not subject to any


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            restrictions, conditions, provisos or limitations imposed under any law, regulation, rule or other similar statute of any other competent jurisdiction.

      (vii) Neither the execution and delivery of this Agreement, the consummation of the transactions herein contemplated nor the compliance with the terms, conditions and provisions hereof will conflict with or result in a breach of any of the terms, conditions or provisions of:

            (a) any material agreement, instrument or arrangement to which the Pledgor is now a party or by which the Pledgor is or may be bound, or constitute a default thereunder;

            (b) any judgment or order, writ, injunction or decree of any court;

            (c)   any applicable law or governmental regulation;

            (d)   the certificate of incorporation or by-laws of the Pledgor; or

            (e)   any shareholders' agreement.

     (viii) No action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement by the Pledgor.

      (ix) There are no actions, suits or proceedings pending or, threatened, nor, is there any pending investigation against or involving the Pledgor at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, which involve a reasonable possibility, so far as the Pledgor can foresee, of any material adverse change in the financial affairs of the Pledgor and the Pledgor is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which involves a reasonable possibility, so far as the Pledgor can foresee, of any material adverse change in the financial affairs of the Pledgor.

      (x) The pledge, assignment, hypothecation and delivery of the Collateral pursuant to this Agreement creates a valid first perfected security interest in the Collateral.

      7. Covenants of Pledgor. The Pledgor hereby covenants and agrees with the Pledgee that so long as this Agreement is in full force and effect:

      (i) The Pledgor shall not permit nor continue to permit any encumbrance, lien, charge, mortgage, assignment or security interest in respect of the


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            Collateral to exist or to be created in favor of any party except the Pledgee.

      (ii) The Pledgor shall deliver to the Pledgee such endorsements, transfers, instruments, powers of attorney, consents, authorizations and other documents in blank as may be necessary to effect any disposition or dispositions of all or any part of the Collateral pursuant to the provisions of this Agreement.

      (iii) Except as permitted herein, the Pledgor shall not sell, convey or otherwise dispose of any of the Collateral or any interest therein.

      (iv) The Pledgor shall, at its expense, defend the right, title and security interest in and to the Collateral granted to the Pledgee against the claims of any person, firm, corporation or other entity.

      (v) The Pledgor shall pay to the Pledgee, on demand, all costs and expenses of the Pledgee, its agents and solicitors, incurred with respect to:

            (a)   the preparation, execution and filing of this Agreement;

            (b) the exercising of all or any of the rights, remedies and powers of the Pledgee under this Agreement; and

            (c) any or all of the taking of, recovering or possessing of the Collateral and any other proceedings taken for the purpose of enforcing the remedies provided herein or otherwise taken in relation to any part or all of the Collateral or taken by reason of the non-payment of the indebtedness and obligations arising under the Credit Agreement hereby secured;

            and all such costs and expenses shall bear interest after demand at the Default Rate at such time in respect of any of the Obligations and the payment of such costs and expenses together with such interest shall be secured by the Collateral.

      8. Enforcement. Upon the occurrence of a Default or Event of Default, the Pledgee shall have the following rights, powers and remedies:

      (i) the Pledgee may exercise the rights of the Pledgor under or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as they may deem advisable, including, without limitation, the right and power:

                  (a) to sell, transfer and realize all or any part of the Collateral whether by public or private sale or otherwise in such manner, at such place


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                        and on such terms and conditions as to the Pledgee may
                        seem commercially reasonable, including, without limitation, terms that provide time for payment or credit; provided always that

                        (1) it shall not be incumbent on the Pledgee to sell or dispose of the Collateral but that it shall be lawful for the Pledgee peaceably and quietly to take, hold, use, occupy, possess and enjoy the Collateral without molestation, eviction, hindrance or interruption of the Pledgor or any other person or persons whatsoever, provided, that in any such case, the amount taken, held, used and enjoyed shall be applied on account of the indebtedness and liability of the Pledgor to the Pledgee under the Loan Documents.

                        (2) The Pledgee may convey, transfer and assign to a purchaser or purchasers the title to all or any part of the Collateral sold,

                        (3) The Pledgee shall have the right to purchase all or any part of the Collateral at any public or private sale thereof, and

                        (4) The Pledgor shall be entitled to be credited only with the actual proceeds of such sale or other disposition of the Collateral when received by the Pledgee and the actual proceeds of such sale shall mean all amounts received in cash by the Pledgee upon the sale or other disposition of all or any part of the Collateral;

            and the Pledgee may charge on their own behalf and pay to others reasonable amounts for expenses incurred and for services rendered, including, without limitation, legal fees and brokerage fees for or in connection with the selling, realizing or otherwise dealing with the Collateral;

      (ii) all monies realized or received by the Pledgee in respect of the Collateral may be applied on account of such part of the indebtedness and liability of the Pledgor to the Pledgee as the Pledgee deem best or may be held unappropriated in collateral accounts or, in the sole discretion of the Pledgee, may be released to the Pledgor, all without prejudice to the claim of the Pledgee against the Pledgor;

      (iii) if, after the expenses of the Pledgee in connection with the preservation and realization of the Collateral as above-described shall have been satisfied and all Obligations of the Pledgor, including contingent obligations of the Pledgor to the Pledgee, shall have been satisfied and paid in full together with interest thereon, the balance of any money in the hands of the Pledgee arising out of the realization of the Collateral shall be paid to any person other than the Pledgor whom the Pledgee knows to be the owner of, or to have a security interest in, the Collateral, and in the absence of such knowledge, such balance shall be paid to the Pledgor;


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      (iv)  to make payment to parties having prior assignments, charges or encumbrances on or any prior security interests in any of the Collateral;

      (v) to enjoy and exercise all powers necessary or incidental to the performance of all functions provided for in this Agreement;

      (vi) to exercise all of the rights and remedies of a secured party under the UCC, as amended from time to time;

      (vii) to dispose of all or any part of the Collateral in the condition in which such Collateral was on the date possession of such Collateral was taken or after any commercially reasonable preparation for disposition;

     (viii) notwithstanding subsection (a) of this section, if the Pledgee believe, on reasonable grounds, that all or any part of the Collateral will decline speedily in value, the Pledgee may sell or otherwise dispose of all or any part of the Collateral without giving any notice whatsoever;

      (ix) the Pledgee, at its sole option may elect to retain all or any part of the Collateral; and

      (x) exercise any and all rights of setoff granted to it either by reason of law or as provided for in the Credit Agreement and the Loan Documents.

      9. General Provisions. The Pledgor hereby agrees with the Pledgee that:

            a. the Pledgee shall not be liable or accountable to the Pledgor or to any other party for any failure to seize, collect, realize, sell or obtain payment of all or any part of the Collateral and the Pledgee shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing, obtaining possession or payment of the same for the purpose of preserving any rights of the Pledgee, the Pledgor or any other party in respect of the same;

            (ii) the Pledgee may grant extensions of time and other indulgences, take and give up security, accept compositions, grant releases and discharges, release all or any part of the Collateral to third parties and otherwise deal with the Pledgor, debtors of the Pledgor, sureties and others and with the Collateral and other security as the Pledgee may see fit without prejudice to the Guarantee or the right of the Pledgee to hold and realize the Collateral; and

            (iii) where the Collateral has been disposed of by the Pledgee as provided herein, the difference, if any, between


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                  (a)   the aggregate of the amounts payable in connection with
                        the Facility at that time and the costs and expenses incurred by the Pledgee hereunder prior to that time, and

                  (b) the proceeds of disposition received by the Pledgee prior to that time from a disposition of the Collateral shall be paid by the Pledgor to the Pledgee forthwith after demand therefore has been made by Pledgee on the Pledgor together with interest thereon at the Default Rate charged by the Pledgee at that time in respect of any of the Obligations.

      10. Proceeds Held in Trust. All Proceeds which are monies collected or received by the Pledgor in connection with the Collateral shall be received in trust for the Pledgee and shall be forthwith paid to the Pledgee.

      11. Power of Attorney. The Pledgor hereby irrevocably nominates, constitutes and appoints the Agent, its duly authorized officers and agents, and any person further designated by the Agent as the true and lawful attorney of the Pledgor for and in the name of the Pledgor to exercise all or any of the powers hereby conferred on the Pledgee and generally to use the name of the Pledgor in the exercise of all such powers

      12. Security Additional. This Agreement and the security hereby constituted is in addition to and not in substitution for any other agreement between the parties creating a security interest in all or any part of the Collateral whether heretofore or hereafter made and the terms of such other agreement or agreements shall be deemed to be continued unless expressly provided to the contrary in writing and signed by the parties.

      13. Further Assurances. The Pledgor shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, deeds, mortgages, transfers, consents, powers of attorney, approvals and assurances as the Pledgee shall reasonably require for the better assuring, pledging, hypothecating, assigning and confirming unto the Pledgee the Collateral or property intended to be pledged, hypothecated or assigned hereunder or which the Pledgor may hereafter become bound to pledge, hypothecate or assign in favor of the Pledgee for the purpose of accomplishing and effecting the intention of this Agreement.

      14. Rights Cumulative. All rights and remedies of the Pledgee set out in this Agreement and in the Loan Documents and in all other agreements, instruments and documents delivered pursuant to or in connection with the Loan Documents shall be cumulative and no right or remedy contained herein or therein is intended to be exclusive but each shall be in addition to every other right or remedy contained herein or therein or in any existing or further security document entered into between the Pledgor and the Pledgee or presently or hereafter existing at law or in equity or by statute. The taking of a judgment or judgments shall not operate as a merger of any of the covenants contained in this Agreement.


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      15. No Waiver. No course of dealing between the Pledgor and the Pledgee nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder or under the Loan Documents or under any other agreement, instrument or document delivered pursuant to or in connection with the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      16. No Obligation to Advance. Neither the execution of nor the delivery of this Agreement shall of itself obligate the Pledgee to advance or to continue to advance any monies to the Pledgor.

      17. Notices. Unless otherwise specified herein all notices, requests, demands or other communications to or from the parties hereto shall be in writing and shall be given in accordance with the notice provisions of the Loan Documents.

      18. Miscellaneous.

      (i) In the event that any provision or any part of any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by a court, this Agreement shall be construed as not containing such provision or such part of such provision and the invalidity of such provision or such part shall not affect the validity of any other provision or the remainder of such provision hereof and all of the provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

      (ii) The section headings in this Agreement are for convenience only and shall be without any substantive meaning whatsoever.

      (iii) This Agreement and the rights and obligations of the Pledgor hereunder may not be assigned by the Pledgor without the prior consent in writing of the Pledgee.

      (iv) This Agreement and all of its provisions shall inure to the benefit of and bind the Pledgee and their successors and assigns, shall inure to the benefit of the Pledgor and its successors and permitted assigns, and shall be binding upon the Pledgor and its successors and assigns.

      (v) This Agreement may only be amended, varied, modified or supplemented by an agreement in writing signed by each of the parties hereto.

      19. GOVERNING LAW, SEVERABILITY. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREUNDER. WHERVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS


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AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION
SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

      20. JURY TRIAL. THE PLEDGOR AND THE PLEDGEE (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE PLEDGEE RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE PLEDGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE PLEDGEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LOAN WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE PLEDGEE TO ACCEPT THIS AGREEMENT.

      IN WITNESS WHEREOF, the Pledgor has caused this Agreement to have been duly executed and delivered, all as of the day and year first written above.

                                        MIKRON INFRARED, INC.


                                        By:_____________________________________
                                               Gerald D. Posner, President


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